EXHIBIT 10.20
EXECUTION VERSION
AMENDMENT NO. 1 dated as of June 28, 2019 (this “Agreement”), to the Credit Agreement dated as of March 25, 2016, as amended by Consent to Credit Agreement dated as of July 19, 2018 (as so amended, the “Existing Credit Agreement”), among GOPRO, INC., a Delaware corporation (the “Company”), GOPRO COÖPERATIEF U.A., a Dutch cooperative with excluded liability, having its statutory seat in Amsterdam, the Netherlands, and registered with the trade register in the Netherlands under number 61391743 (the “Dutch Borrower” and, together with the Company, the “Borrowers”), the LENDERS party thereto and JPMORGAN CHASE BANK, N.A., as Administrative Agent.
WHEREAS, the Borrowers have requested that the Existing Credit Agreement be amended as set forth herein; and
WHEREAS, the Lenders party hereto and the Administrative Agent are willing, subject to the terms and conditions set forth below, to amend the Existing Credit Agreement on the terms set forth herein (the Existing Credit Agreement, as so amended, is referred to as the “Amended Credit Agreement”).
NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used and not otherwise defined herein (including in the preliminary statements hereto) have the meanings assigned to them in the Amended Credit Agreement.
SECTION 2. Amendments to the Existing Credit Agreement.
(a) Effective as of the Amendment Effective Date (as defined below), the Existing Credit Agreement is hereby amended by inserting the language indicated in single underlined text (indicated textually in the same manner as the following example: single-underlined text) in Exhibit A hereto and by deleting the language indicated by strikethrough text (indicated textually in the same manner as the following example: ~~stricken text~~) in Exhibit A hereto.
(b) Effective as of the Amendment Effective Date, Exhibit B to the Existing Credit Agreement (Form of Borrowing Base Certificate) is hereby amended and restated to be in the form attached as Exhibit B hereto.
SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to the other parties hereto that:
(a) This Agreement has been duly executed and delivered by each of the Borrowers and constitutes a legal, valid and binding obligation of each of the Borrowers, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium, winding-up or other laws affecting creditors’ rights generally and to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(b) On and as of the Amendment Effective Date, (i) the representations and warranties of each of the Borrowers set forth in the Amended Credit Agreement are true and correct and (ii) no Default has occurred and is continuing.
SECTION 4. Effectiveness of this Agreement. This Agreement and the amendment of the Existing Credit Agreement as set forth in Section 2 hereof shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:
(a) Executed Counterparts. The Administrative Agent shall have received from the Company, the Dutch Borrower, Lenders constituting the Supermajority Lenders and the Administrative Agent either (i) a counterpart of this Agreement signed on behalf of such party or (ii) written evidence satisfactory to the Administrative Agent (which may include fax or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement.
(b) Officer’s Certificate. The Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by the chief executive officer or the chief financial officer of the Company, confirming that, on and as of the Amendment Effective Date, the representations and warranties of the Borrower set forth in Section 3 above are true and correct.
(c) Reimbursement of Expenses. The Administrative Agent shall have received, in immediately available funds, all expense reimbursement, including the reasonable fees and expenses of counsel for the Administrative Agent, required to be paid or reimbursed by the Company or the Dutch Borrower under the Amended Credit Agreement.
The Administrative Agent shall promptly notify, in writing, the Borrowers and the Lenders of the Amendment Effective Date, and such notice shall be conclusive and binding.
SECTION 5. Effect of Amendment; No Novation. (a) Except as expressly set forth herein, this Agreement shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Administrative Agent, the Lenders or the Issuing Banks under the Existing Credit Agreement and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Existing Credit Agreement, all of which shall continue in full force and effect in accordance with the provisions thereof. Nothing herein shall be deemed to entitle the Company or the Dutch Borrower on any other occasion to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document in similar or different circumstances.
(b) On and after the Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, as used in the Existing Credit Agreement, shall refer to the Existing Credit Agreement as amended hereby, and the term “Credit Agreement”, as used in any other Loan Document, shall mean the Existing Credit Agreement as amended hereby. This Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
(c) Neither this Agreement nor the effectiveness of the amendments to the Existing Credit Agreement effected hereby shall extinguish the obligations for the payment of money outstanding under the Existing Credit Agreement. Nothing herein contained shall be construed as a substitution or novation of any of the obligations outstanding under the Existing Credit Agreement, which shall remain in full force and effect, except as modified hereby. Nothing expressed or implied in this Agreement or the Amended Credit Agreement shall be construed as a release or other discharge of the Company, the Dutch Borrower or any other Loan Party under the Existing Credit Agreement or any other Loan Document from any of its obligations and liabilities thereunder, as amended hereby.
SECTION 6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by fax, emailed pdf. or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 7. Governing Law. This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.
SECTION 8. Incorporation by Reference. Sections 9.05, 9.09(b), 9.09(c), 9.09(d), 9.10 and 9.11 of the Existing Credit Agreement are hereby incorporated by reference herein, mutatis mutandis.

[The remainder of this page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective authorized officers as of the day and year first above written.

GOPRO, INC.,
by
/s/ Brian Timothy McGee
Name: Brian Timothy McGee
Title: Executive Vice President, Chief Financial Officer

GOPRO COÖPERATIEF U.A.,
by
/s/ Brian Timothy McGee
Name: Brian Timothy McGee
Title: Executive Vice President, Chief Financial Officer

[Signature Page to Amendment No. 1 relating to the Credit Agreement of GoPro, Inc.]

JPMORGAN CHASE BANK, N.A., individually and as the Administrative Agent, by
/s/ Anna Kostenko
Name: Anna Kostenko
Title: Vice President

[Signature Page to Amendment No. 1 relating to the Credit Agreement of GoPro, Inc.]

SIGNATURE PAGE TO
AMENDMENT NO. 1 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Wells Fargo Bank, National Association:
by
/s/ Moses Harris
Name: Moses Harris
Title: Authorized Signatory

Wells Fargo Bank, National Association, London Branch
by

Name: Patricia Del Busto
Title: Authorized Signatory

SIGNATURE PAGE TO
AMENDMENT NO. 1 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution: WELLS FARGO BANK N.A., LONDON BRANCH
by
/s/ Patricia Del Busto
Name: PATRICIA DEL BUSTO
Title: AUTHORIZED SIGNATORY

For any Lender requiring a second signature block:
by
Name:
Title:

SIGNATURE PAGE TO
AMENDMENT NO. 1 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution: BARCLAYS BANK PLC
by
/s/ May Huang
Name: May Huang
Title: Assistant Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution: Citibank, N.A.
by
/s/ David L. Smith
Name: David L. Smith
Title: Vice President and Director

SIGNATURE PAGE TO
AMENDMENT NO. 1 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution: Morgan Stanley Senior Funding, Inc.
by
/s/ Justin Burton
Name: Justin Burton
Title: Vice President

SIGNATURE PAGE TO
AMENDMENT NO. 1 RELATING TO
THE CREDIT AGREEMENT OF
GOPRO, INC.

Name of Institution: SILICON VALLEY BANK
by
/s/ Kyle Larrabee
Name: Kyle Larrabee
Title: Vice President

For any Lender requiring a second
signature block:
by

Name:
Title:

EXHIBIT A
ADDED TEXT SHOWN UNDERSCORED
DELETED TEXT SHOWN ~~STRIKETHROUGH~~

=========================================================================================

CREDIT AGREEMENT

dated as of

March 25, 2016,

among

GOPRO, INC.,
GOPRO COÖPERATIEF U.A.,

The LENDERS Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

___________________________

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Syndication Agent

BARCLAYS BANK PLC,
as Documentation Agent

JPMORGAN CHASE BANK, N.A.
and
WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Joint Lead Arrangers and Joint Bookrunners

==========================================================================
[CS&M C/M 6702-199]

	TABLE OF CONTENTS
		Page

	ARTICLE I

	Definitions

SECTION 1.01.	Defined Terms ...............................................................................................	6
SECTION 1.02.	Classification of Loans and Borrowings .......................................................	69
SECTION 1.03.	Terms Generally ............................................................................................	69
SECTION 1.04.	Accounting Terms; GAAP; Pro Forma Calculations ....................................	70
SECTION 1.05.	Currency Translation .....................................................................................	71
SECTION 1.06.	Senior Indebtedness .......................................................................................	~~71~~72

	ARTICLE II

	The Credits

SECTION 2.01.	Commitments ................................................................................................	72
SECTION 2.02.	Loans and Borrowings ..................................................................................	~~72~~73
SECTION 2.03.	Requests for Borrowings ...............................................................................	73
SECTION 2.04.	Protective Advances ......................................................................................	74
SECTION 2.05.	Letters of Credit ............................................................................................	~~75~~76
SECTION 2.06.	Funding of Borrowings .................................................................................	83
SECTION 2.07.	Interest Elections ...........................................................................................	84
SECTION 2.08.	Termination and Reduction of Commitments ...............................................	85
SECTION 2.09.	Repayment of Loans; Evidence of Debt; Cash Dominion Period .................	86
SECTION 2.10.	Prepayment of Loans .....................................................................................	88
SECTION 2.11.	Fees ................................................................................................................	89
SECTION 2.12.	Interest ...........................................................................................................	90
SECTION 2.13.	Alternate Rate of Interest ..............................................................................	91

i

SECTION 2.14.	Increased Costs .............................................................................................	91
SECTION 2.15.	Break Funding Payments ..............................................................................	~~92~~93
SECTION 2.16.	Taxes .............................................................................................................	93
SECTION 2.17.	Payments Generally; Pro Rata Treatment; Sharing of Setoffs ......................	~~97~~98
SECTION 2.18.	Mitigation Obligations; Replacement of Lenders .........................................	~~100~~101
SECTION 2.19.	Defaulting Lenders ........................................................................................	~~101~~102
SECTION 2.20.	Incremental Commitments ............................................................................	~~103~~104
SECTION 2.21.	Secured Cash Management Services Obligations and Secured
	Hedging Obligations .....................................................................................	106
SECTION 2.22.	Dutch Borrower Agent ..................................................................................	106

	ARTICLE III

	Representations and Warranties

SECTION 3.01.	Organization; Powers ....................................................................................	107
SECTION 3.02.	Authorization; Enforceability ........................................................................	~~107~~108
SECTION 3.03.	Governmental Approvals; Absence of Conflicts ...........................................	108
SECTION 3.04.	Financial Condition; No Material Adverse Change ......................................	108
SECTION 3.05.	Properties .......................................................................................................	109
SECTION 3.06.	Litigation and Environmental Matters ..........................................................	109
SECTION 3.07.	Compliance with Laws and Agreements .......................................................	~~109~~110
SECTION 3.08.	Investment Company Status ..........................................................................	110
SECTION 3.09.	Taxes ..............................................................................................................	110
SECTION 3.10.	ERISA ...........................................................................................................	110
SECTION 3.11.	Subsidiaries and Joint Ventures; Disqualified Equity Interests .....................	110
SECTION 3.12.	Insurance .......................................................................................................	111
SECTION 3.13.	Solvency ........................................................................................................	111

	ARTICLE VII

	Events of Default

	ARTICLE VIII

	The Administrative Agent

	ARTICLE IX

	Miscellaneous

SECTION 9.01.	Notices ...........................................................................................................	155
SECTION 9.02.	Waivers; Amendments ...................................................................................	157
SECTION 9.03.	Expenses; Indemnity; Damage Waiver .........................................................	160
SECTION 9.04.	Successors and Assigns .................................................................................	162
SECTION 9.05.	Survival .........................................................................................................	~~166~~167
SECTION 9.06.	Counterparts; Integration; Effectiveness; Electronic Execution ...................	167
SECTION 9.07.	Severability ....................................................................................................	~~167~~168
SECTION 9.08.	Right of Setoff ...............................................................................................	168
SECTION 9.09.	Governing Law; Jurisdiction; Consent to Service of Process .......................	~~168~~169
SECTION 9.10.	WAIVER OF JURY TRIAL ..........................................................................	~~169~~170
SECTION 9.11.	Headings ........................................................................................................	170
SECTION 9.12.	Confidentiality ...............................................................................................	170
SECTION 9.13.	Interest Rate Limitation .................................................................................	171
SECTION 9.14.	Release of Liens and Guarantees ..................................................................	171
SECTION 9.15.	USA PATRIOT Act Notice ............................................................................	172
SECTION 9.16.	No Fiduciary Relationship ............................................................................	172
SECTION 9.17.	Non-Public Information ................................................................................	~~172~~173
SECTION 9.18.	Judgment Currency .......................................................................................	173
SECTION 9.19.	Excluded Swap Obligations ..........................................................................	~~173~~174

v

partially paid and any Loan Party created a new receivable for the unpaid portion of such Accounts;
(n) Accounts representing credit card sales, cash on delivery sales and cash deposit sales;
(o) Accounts that are payable in any currency other than ~~(i) in the case of any U.S. Loan Party, U.S. dollars or~~ Canadian dollars ~~and (ii) in the case of the Dutch Borrower~~, U.S. dollars, Australian dollars, Euros, Pounds Sterling and Swiss Francs; provided that if an Account is owed in any currency other than U.S. dollars and a Loan Party has recorded a foreign exchange revaluation accrual with respect to such Account, then an amount equal to such foreign exchange revaluation accrual shall be ineligible;
(p) Accounts that are not subject to a valid and perfected first priority Lien in favor of the Administrative Agent, or that are subject to any Lien other than a Lien in favor of the Administrative Agent (other than any Permitted Encumbrance that does not have priority over the Lien in favor of the Administrative Agent);
(q) (i) Accounts that have not been invoiced to the applicable Account Debtor, (ii) Accounts that have been invoiced more than once (other than pursuant to a Credit/Rebill Transaction) and (iii) except as otherwise determined by each of the Administrative Agent and the Co-Agent in its Permitted Credit Judgment, that portion of Accounts which has been restructured, extended or, other than pursuant to a Credit/Rebill Transaction, amended or otherwise modified;
(r) Accounts that (i) consist of progress billings or are otherwise contingent upon any Loan Party’s completion of any further performance, (ii) consist of retainage invoices or (iii) are subject to any security, deposit, prepayment or similar advance made by or for the benefit of the applicable Account Debtor (but only to the extent thereof);
(s) Accounts that (i) do not arise from the sale of Goods or performance of services in the ordinary course of business or (ii) relate to payments of interest;
(t) Accounts where the Goods giving rise to such Account have not been delivered to (or have been delivered but title has not passed (FOB destination)), or accepted by, the applicable Account Debtor or for which the services giving rise to such Account have not been performed by the applicable Loan Party and accepted by the applicable Account Debtor, or such Accounts otherwise do not represent a final sale by the applicable Loan Party in the ordinary course of business;
(u) Accounts that represents a sale on a bill-and-hold, guaranteed sale, sale-and-return, sale on approval, consignment or any other repurchase or return basis;

(v) Accounts that are evidenced by any promissory note, chattel paper, bill of exchange or instrument;
(w) Accounts with respect to which any covenant, representation or warranty contained in this Agreement or in any Security Document has been breached or is not true;
(x) Accounts that do not comply in all material respects with the requirements of all applicable laws, including the Federal Consumer Credit Protection Act, the Federal Truth in Lending Act and Regulation Z of the Board of Governors;
(y) Accounts for Goods that have been sold under a purchase order or pursuant to the terms of a contract or other agreement or understanding (written or oral) that indicates or purports that any Person other than the applicable Loan Party has an ownership interest in such Goods, or which indicates any party other than the applicable Loan Party as payee or remittance party;
(z) Accounts as to which the contract or agreement underlying such Account is governed by (or, if no law is expressed therein, is deemed to be governed by) the laws of any jurisdiction other than ~~(i) in the case of any U.S. Loan Party, the United States of America or Canada and (ii) in the case of the Dutch Borrower~~, any Eligible Accounts Jurisdiction;
(aa) in the case of the Dutch Borrower, any Account that is subject to any limitation on assignment (whether arising by operation of law, by agreement or otherwise) that would, under the laws of the jurisdiction governing (or, if no law is expressed therein, deemed to be governing) the contract or agreement underlying such Account have the effect of restricting the assignment of such Account for or by way of security or the creation of a Lien thereon, in each case unless (i) prior to the relevant date of determination, written notice of the existence of such limitation shall have been provided by the Company to each of the Administrative Agent and the Co-Agent and (ii) each of the Administrative Agent and the Co-Agent has determined in its Permitted Credit Judgment that such limitation is not enforceable;
(bb) any Account that is subject to extended retention of title arrangements with respect to any part of the Goods giving rise to such Account or any similar arrangements under any applicable law to the extent of a claim that validly survives under applicable law or contract and can effectively be enforced pursuant to such extended title retention or similar arrangements;
(cc) Accounts owing by Best Buy or any of its Affiliates unless the Best Buy Factoring Facility has been terminated and each of the Administrative Agent and the Co-Agent shall have received reasonably satisfactory evidence thereof; and

(dd) Accounts that were acquired by the Company or any Subsidiary in (or are owned by any U.S. Loan Party that became a Subsidiary as a result of) any Acquisition consummated after the Effective Date, unless a field examination thereof has been conducted pursuant to Section 5.09(b) (which field examination may be conducted prior to the closing of such Acquisition, with the Administrative Agent agreeing that, reasonably promptly upon request of the Company (and subject to reasonable cooperation by the Company and the Subsidiaries and the relevant sellers), the Administrative Agent shall commence or cause to be commenced such field examination); provided that Accounts shall not be made ineligible under this clause (dd) so long as the increase in the Aggregate Borrowing Base in effect at any time attributable to such Accounts (to the extent otherwise constituting Eligible Accounts) and to any Inventory that is not treated as ineligible in reliance on the proviso in clause (t) of the definition of “Eligible Inventory” (to the extent otherwise constituting Eligible Inventory or Eligible In-Transit Inventory) would not exceed 10% of the Aggregate Borrowing Base that would have been in effect at such time had the ineligibility criteria set forth in this clause (dd) applied to such Accounts and the ineligibility criteria set forth in such clause (t) applied to such Inventory; provided further that the Company shall have given prior written notice to each of the Administrative Agent and the Co-Agent of its reliance on the foregoing proviso, together with a reasonably detailed calculation of the compliance therewith.
In determining the amount of an Eligible Account, the face amount of an Account shall be reduced by, without duplication (including as to any such accrued items that are determined by the Administrative Agent to instead be reflected in the Dilution Ratio), to the extent not reflected in such face amount, (i) the amount of all accrued and actual discounts, warranty claims, rebates, returns, credits or credits pending, promotional program allowances, price adjustments, finance charges, service charges or other allowances (including any amount that any U.S. Loan Party or the Dutch Borrower may be obligated to rebate to an Account Debtor pursuant to the terms of any agreement or understanding (written or oral)), (ii) the amount of all sales taxes, excise taxes and VAT payable by any U.S. Loan Party or the Dutch Borrower and (iii) the aggregate amount of all cash received in respect of such Account but not yet applied by the applicable Loan Party to reduce the amount of such Account.
“Eligible Accounts Jurisdiction” means ~~(a) with respect to the U.S. Loan Parties, the United States of America and Canada and (b) with respect to the Dutch Borrower~~, any of Australia, Austria, Belgium, Canada, Denmark, England and Wales, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United States of America.
“Eligible Assignee” means (a) a Lender, (b) an Affiliate of a Lender, (c) an Approved Fund and (d) any other Person, other than, in each case, a natural person or the Company, any Subsidiary or any other Affiliate of the Company.
“Eligible In-Transit Inventory” means, on any date, any In-Transit Inventory of any U.S. Loan Party or the Dutch Borrower that on such date would

Inventory of the Dutch Borrower, in each case, valued at the lower of cost or market value (with cost determined without regard to intercompany profit), determined on a first-in-first-out basis, at such time; minus
(c) Reserves;
provided that, notwithstanding the foregoing:
(i) the portion of the Non-U.S. Borrowing Base attributable to Hong Kong Inventory may not exceed at any time the difference at such time between (x) 25% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (y) the aggregate amount of Hong Kong Inventory included in the U.S. Borrowing Base at such time; and
(ii) the portion of the Non-U.S. Borrowing Base attributable to Eligible In-Transit Inventory may not exceed at any time the difference at such time between (x) 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (y) the aggregate amount of Eligible In-Transit Inventory included in the U.S. Borrowing Base at such time;
(iii) the portion of the Non-U.S. Borrowing Base attributable to New Inventory may not exceed at any time the difference at such time between (x) 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time and (y) the aggregate amount of New Inventory included in the U.S. Borrowing Base at such time; and
(iv) the sum of (x) the Non-U.S. Borrowing Base and (y) the portion of the U.S. Borrowing Base attributable to the Specified Foreign Eligible Accounts may not exceed at any time 45% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time.
The Administrative Agent may establish and modify, and the Co-Agent may request in writing the establishment or an increase of, Reserves in respect of the Non-U.S. Borrowing Base, in each case in its Permitted Credit Judgment, and any newly-established or modified Reserves shall become effective on the third Business Day after delivery of notice thereof to the Administrative Agent (if any such change is requested in writing by the Co-Agent), the Company and the Lenders; provided, however, that (a) a Reserve shall not be established to the extent it is duplicative of any other Reserve or items that are otherwise excluded through eligibility criteria and (b) the amount of any Reserve shall have a reasonable relationship (as determined by the Administrative Agent or the Co-Agent, in each case in its Permitted Credit Judgment) to the circumstance, event, condition, contingencies or other matter that is the basis therefor. A Reserve established by the Administrative Agent (including at the request in writing of the Co-Agent) with respect to any circumstance, event, condition, contingency or other amount of Investments set forth in any such Section) or any Permitted Acquisition, the greater of (x) US$31,250,000 and (y) 12.5% of the lesser of the Aggregate Commitment then in effect and the Aggregate Borrowing Base then in effect and (II) in the case of any other transaction, the greater of (x) US$37,500,000 and (y) 15% of the lesser of the Aggregate Commitment then in effect and the Aggregate Borrowing Base then in effect and (B) the Fixed Charge Coverage Ratio for the period of four consecutive fiscal quarters of the Company most recently ended prior to such date for which financial statements have been delivered pursuant to Section 5.01(a) or 5.01(b) (or, prior to the first such delivery, ended on December 31, 2015) is at least 1.00 to 1.00 or (ii) after giving pro forma effect thereto, the Excess Availability as of the date of consummation of such transaction and at all times during the period of six months preceding such date shall not be less than (I) in the case of any Investment that would be permitted under Section 6.04(c), 6.04(d) or 6.04(e) (disregarding any limitation on the amount of Investments set forth in any such Section) or any Permitted Acquisition, the greater of (x) US$43,750,000 and (y) 17.5% of the lesser of the Aggregate Commitment then in effect and the Aggregate Borrowing Base then in effect and (II) in the case of any other transaction, the greater of (x) US$50,000,000 and (y) 20% of the lesser of the Aggregate Commitment then in effect and the Aggregate Borrowing Base then in effect and (c) solely in the case of any such transaction (or a series of related transactions) involving consideration (whether in the form of cash, assumption of liabilities or other consideration, but excluding any portion thereof in the form of Qualified Equity Interests in the Company) or payment amounts in excess of US$25,000,000, the Company shall have delivered to the Administrative Agent a certificate of a Financial Officer of the Company certifying that the requirements set forth in this definition with respect to such transaction have been satisfied, together with a reasonably detailed calculation in support of the satisfaction of the requirements referred to in clause (b).

“Specified Foreign Eligible Account” means any Eligible Account of any U.S. Loan Party (a) with respect to which the Account Debtor is organized or maintains its chief executive office in a jurisdiction other than the United States of America or Canada, (b) payable in any currency other than U.S. dollars or Canadian dollars or (c) as to which the contract or agreement underlying such Account is governed by (or, if no law is expressed therein, is deemed to be governed by) laws other than the laws of the United States of America or Canada.

“Specified Period” means, for each calendar year, the period during such year commencing on July 1 of such year and ending on December 31 of such year.

“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors to which the Administrative Agent is subject for eurocurrency funding (currently referred to as “Eurocurrency Liabilities” in Regulation D of the Board of Governors). Such reserve percentages shall include those imposed pursuant to such Regulation D. Eurocurrency Loans shall be deemed to constitute eurocurrency funding and to be subject to such reserve requirements without benefit of or credit for proration,

“U.S. Borrowing Base” means, at any time, an amount expressed in U.S. dollars equal to the sum, without duplication, of:

(a) the product of (i) 85% multiplied by (ii) (A) the Eligible Accounts of the U.S. Loan Parties at such time minus (B) the Dilution Reserve with respect to the U.S. Loan Parties; plus

(b) the lesser of (i) the product of (A) 70% multiplied by (B) the Eligible Inventory and the Eligible In-Transit Inventory of the U.S. Loan Parties, in each case valued at the lower of cost or market value (with cost determined without regard to intercompany profit), determined on a first-in-first-out basis, at such time and (ii) the product of (x) in the case of any New Inventory, 75% and (y) in the case of all other Inventory, 85% (or during any Specified Period, 90%) multiplied by the Net Orderly Liquidation Value percentage or percentages identified in the most recent Inventory appraisal report received by the Administrative Agent pursuant hereto with respect to the Inventory of the U.S. Loan Parties multiplied by the Eligible Inventory and the Eligible In-Transit Inventory of the U.S. Loan Parties, in each case, valued at the lower of cost or market value (with cost determined without regard to intercompany profit), determined on a first-in-first-out basis, at such time; minus

(c) Reserves;

provided that, notwithstanding the foregoing:

(i) the portion of the U.S. Borrowing Base attributable to Hong Kong Inventory may not exceed at any time 25% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time;

(ii) the portion of the U.S. Borrowing Base attributable to Eligible In-Transit Inventory may not exceed at any time 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time; ~~and~~

(iii) the portion of the U.S. Borrowing Base attributable to New Inventory may not exceed at any time 10% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time; and

(iv) the sum of (x) the Non-U.S. Borrowing Base and (y) the portion of the U.S. Borrowing Base attributable to the Specified Foreign Eligible Accounts may not exceed at any time 45% of the Aggregate Borrowing Base (determined prior to giving effect to any Reserves other than the Dilution Reserve) at such time.

The Administrative Agent may establish and modify, and the Co-Agent may request in writing the establishment or an increase of, Reserves in respect of the U.S. Borrowing

EXHIBIT B

[FORM OF]
BORROWING BASE CERTIFICATE

GoPro, Inc.
Borrowing Base Coverpage
For Period Ending [ ]
In US$
GoPro Coöperatief U.A.
	U.S. Loan Parties	Netherlands	Hong Kong	Total
A.	Available Account Receivables
B.	Available FG Inventory
C.	Available Bulk Inventory
D.	Available Karma Inventory
E.	Available Components Inventory
F.	Total collateral availability, before foreign BB caps

In-transit Inventory, before Cap
In-transit Cap
In-transit exceeding cap

Hong Kong inventory availability
Non-US BB availability
Hong Kong inventory cap [1]
Non-US BB + Specific Foreign Eligible Accounts availability cap [1]

G.	Total collateral availability, after foreign BB caps

H.	Less: total reserves
I.	Borrowing Base (lines G-H)

J.	Lesser of
(1) Aggregate Commitments
(2) Borrowing Base

K.	Aggregate Revolving Exposure
Loans
LC Exposure
Aggregate Revolving Exposure

L.	Availability (items J-K) [2]

M.	Suppressed Availability (items J(2)-J(1))

[1]The sum of non‐US BB availability + portion of US BB attributable to Specified Foreign Eligible Accounts is capped at 45% of total BB;
provided further that inventory physically located Hong Kong capped at 25% of total BB
2US Borrower can only access the US BB; the Dutch Borrower can access the Global BB

Officer's Certification:

Reference is made to the Credit Agreement dated as of March 25, 2016 (as amended, restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among GoPro, Inc. (the "Company"), GoPro Coöperatief U.A., the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A. as Administrative Agent (the "Administrative Agent"). The undersigned, a Financial Officer of the Company, hereby certifies (solely in [his/her] capacity as an officer and not individually) that the information provided herein is complete and accurate as of the date hereof and has been prepared in a manner consistent in all material respects with the provisions of the Credit Agreement with respect to the Aggregate Borrowing Base, the U.S. Borrowing Base and the Non-U.S. Borrowing Base (including the component definitions thereof), excluding any applicable provisions contained therein that require a determination by the Administrative Agent). The undersigned acknowledges and agrees that in the event of any conflict between this Borrowing Base Certificate and related provisions of the Credit Agreement, the terms of the Credit Agreement shall control.

GoPro, Inc.

	Name:	Date: [ ]
Title:

GoPro, Inc.
Borrowing Base - Eligible Accounts
For Period Ending [ ]
In US$
GoPro Coöperatief U.A.
		U.S. Loan Parties	Netherlands	Hong Kong	Total

Gross accounts

Less ineligibles:	1
Past Due > 60 PDD, > 90 PID	a
Past due credits	a
Cross-age 50%	b
Intercompany, affiliate	c
Ineligible A/R Jurisdiction	d
Government	e
Concentration cap- 15% for non-IG; 25% for IG	f
Bankruptcy, liquidation	g
Debtor sold all assets	h
Uncollectible payment	i
Without necessary NBAR	j
Sanctioned Person	k
Contra; counterclaim, deduction, dispute	l
Nonordinary course reductions, new invoice for partial payment	m
Credit card sales, cash on delivery, cash deposit sales	n
Ineligible currency	o
Foreign currency exchange revaluation accrual	o
No perfected security interest; subject to other Liens	p
No invoice; reinvoiced; restructured	q
Progress billing; retainage invoices; subj to security, deposit, advance	r
Nonordinary course, payments of interest	s
Non-delivered, unperformed services, FOB Destination, not-final sale	t
Bill-and-hold, consignment, contigent sale, guaranteed sale	u
Chattel paper, promissory note	v
Breach of covenants/reps/warranties	w
Non-compliant with applicable laws	x
Other Person has ownership interest	y
Agreements governed by laws of ineligible jurisdictions	z
Ban on assignment	aa
Extended retention of title	bb
Best Buy Factoring	cc
Acquired A/R non-diligenced > 10% cap	dd
Other ineligibles
Total ineligibles
Eligible accounts, before dilution

Dilution % > 5% per most recent field exam
Dilution reserve

Eligible accounts before advance rate
Advance rate
Available Accounts, before Reserves

[1]Eligible Accounts definition

Specified Foreign Eligible Accounts (within US Available AR above)

GoPro, Inc.
Borrowing Base - Eligible FG Inventory
For Period Ending [ ]
In US$

GoPro Coöperatief U.A.
		U.S. Loan Parties	Netherlands	Hong Kong	Total

Gross FG inventory
Add: FOB Destination
Add: In-transit FG
Adjusted gross FG inventory

Ineligibles:	1
No title; others have ownership interest	a
No possession	b
Located in an ineligible inventory jurisdiction	c
Located at an ineligible site	c
Moduslink - Singapore	c
Moduslink - Czech Republic	c
Moduslink - China	c
Kolar-France	c
<$150,000 at a location	d
Ineligible intransit: not shipped from/to Eligible Jurisdictions	e
Other In-transit ineligibles:
Not yet paid for	e. b
Not insured	e. c
Subject to negotiable BOLs	e. d
Common carrier affiliate	e. e
Customs broker affiliate	e. f
Located in leased location, 3rd party warehouse, DC	f
Consigned	g
Subject to negotiable Bill of Lading	h
No perfected security interest; subject to other Liens	i
Supplies, spare parts, packaging, display items, samples	j
Returned, rejected by customers	k
Damaged, defective, obsolete, excess, unsalable	l
Returning to vendor	m
Non-conforming to governmental standards	n
Bill and hold	o
Subj to IP, licenses, royalties, impeding Agt's ability to sell	p
Breach of covenants/reps/warranties	q
Seller assert reclamation rights	r
Retention of title	s
Acquired Inventory non-diligenced > 10% cap	t
Other
Total ineligibles
Eligible FG inventory before advance rate

Lesser of (a) and (b):
(a) Advance rate
NOLV% per most recent appraisal[2]
(b) NOLV at3

Available FG inventory, before Reserves

[1]Eligible Inventory and Eligible In-Transit Inventory Definitions
2NOLV rates subject to change per latest third party appraisal
[3]90% of NOLV is used during high period (July 1 to December 31)

GoPro, Inc.
Borrowing Base - Eligible Aerial Inventory
For Period Ending [ ]
In US$

GoPro Coöperatief U.A.
		U.S. Loan Parties	Netherlands	Hong Kong	Total

Gross Aerial inventory
Add: FOB Destination
Add: In-transit Aerial inventory
Adjusted gross Aerial inventory

Ineligibles:	1
No title; others have ownership interest	a
No possession	b
Located in an ineligible inventory jurisdiction	c
Located at an ineligible site	c
Moduslink - Singapore	c
Moduslink - Czech Republic	c
Moduslink - China	c
Kolar-France	c
<$150,000 at a location	d
Ineligible intransit: not shipped from/to Eligible Jurisdictions	e
Other In-transit ineligibles:
Not yet paid for	e. b
Not insured	e. c
Subject to negotiable BOLs	e. d
Common carrier affiliate	e. e
Customs broker affiliate	e. f
Located in leased location, 3rd party warehouse, DC	f
Consigned	g
Subject to negotiable Bill of Lading	h
No perfected security interest; subject to other Liens	i
Supplies, spare parts, packaging, display items, samples	j
Returned, rejected by customers	k
Damaged, defective, obsolete, excess, unsalable	l
Returning to vendor	m
Non-conforming to governmental standards	n
Bill and hold	o
Subj to IP, licenses, royalties, impeding Agt's ability to sell	p
Breach of covenants/reps/warranties	q
Seller assert reclamation rights	r
Retention of title	s
Acquired Inventory non-diligenced > 10% cap	t
Other
Total ineligibles
Eligible Aerial inventory before advance rate

Lesser of (a) and (b):
(a) Advance rate
NOLV% per most recent appraisal[2]
(b) NOLV at3

Available Aerial inventory, before Reserves3

[1]Eligible Inventory and Eligible In-Transit Inventory Definitions
2NOLV rates subject to change per latest third party appraisal
[3]Drone and new inventory subject to total BB cap per credit agreement

GoPro, Inc.
Borrowing Base - Eligible Bulk Inventory
For Period Ending [ ]
In US$

GoPro Coöperatief U.A.
		U.S. Loan Parties	Netherlands	Hong Kong	Total

Gross Bulk inventory
Add: FOB Destination
Add: In-transit Bulk
Adjusted gross Bulk inventory

Ineligibles:	1
No title; others have ownership interest	a
No possession	b
Located in an ineligible inventory jurisdiction	c
Located at an ineligible site	c
Moduslink - Singapore	c
Moduslink - Czech Republic	c
Moduslink - China	c
Kolar-France	c
<$150,000 at a location	d
Ineligible intransit: not shipped from/to Eligible Jurisdictions	e
Other In-transit ineligibles:
Not yet paid for	e. b
Not insured	e. c
Subject to negotiable BOLs	e. d
Common carrier affiliate	e. e
Customs broker affiliate	e. f
Located in leased location, 3rd party warehouse, DC	f
Consigned	g
Subject to negotiable Bill of Lading	h
No perfected security interest; subject to other Liens	i
Supplies, spare parts, packaging, display items, samples	j
Returned, rejected by customers	k
Damaged, defective, obsolete, excess, unsalable	l
Returning to vendor	m
Non-conforming to governmental standards	n
Bill and hold	o
Subj to IP, licenses, royalties, impeding Agt's ability to sell	p
Breach of covenants/reps/warranties	q
Seller assert reclamation rights	r
Retention of title	s
Acquired Inventory non-diligenced > 10% cap	t
Other
Total ineligibles
Eligible Bulk inventory before advance rate

Lesser of (a) and (b):
(a) Advance rate
NOLV% per most recent appraisal[2]
(b) NOLV at3

Available Bulk inventory, before Reserves

[1]Eligible Inventory and Eligible In-Transit Inventory Definitions
2NOLV rates subject to change per latest third party appraisal
[3]90% of NOLV is used during high period (July 1 to December 31)

GoPro, Inc.
Borrowing Base - Eligible Components Inventory
For Period Ending [ ]
In US$

GoPro Coöperatief U.A.
		U.S. Loan Parties	Netherlands	Hong Kong	Total

Gross Components inventory
Add: FOB Destination
Add: In-transit Components
Adjusted gross Components inventory

Ineligibles:	1
No title; others have ownership interest	a
No possession	b
Located in an ineligible inventory jurisdiction	c
Located at an ineligible site	c
Moduslink - Singapore	c
Moduslink - Czech Republic	c
Moduslink - China	c
Kolar-France	c
<$150,000 at a location	d
Ineligible intransit: not shipped from/to Eligible Jurisdictions	e
Other In-transit ineligibles:
Not yet paid for	e. b
Not insured	e. c
Subject to negotiable BOLs	e. d
Common carrier affiliate	e. e
Customs broker affiliate	e. f
Located in leased location, 3rd party warehouse, DC	f
Consigned	g
Subject to negotiable Bill of Lading	h
No perfected security interest; subject to other Liens	i
Supplies, spare parts, packaging, display items, samples	j
Returned, rejected by customers	k
Damaged, defective, obsolete, excess, unsalable	l
Returning to vendor	m
Non-conforming to governmental standards	n
Bill and hold	o
Subj to IP, licenses, royalties, impeding Agt's ability to sell	p
Breach of covenants/reps/warranties	q
Seller assert reclamation rights	r
Retention of title	s
Acquired Inventory non-diligenced > 10% cap	t
Other
Total ineligibles
Eligible Components inventory before advance rate

Lesser of (a) and (b):
(a) Advance rate
NOLV% per most recent appraisal[2]
(b) NOLV at3

Available Components inventory, before Reserves

[1]Eligible Inventory and Eligible In-Transit Inventory Definitions
2NOLV rates subject to change per latest third party appraisal
[3]90% of NOLV is used during high period (July 1 to December 31)

GoPro, Inc.
Borrowing Base - Reserves
For Period Ending [ ]
In US$		GoPro Coöperatief U.A.
	U.S. Loan Parties	Netherlands	Hong Kong	Total

Reserves:
Rent reserves, packout, warehousing, logistics services & related expenses[1]
Designated Pari Obligations
VAT and other local law taxes
Canada GST
Other priority claims
Retention of Title, EROT
Freight charges, customs fees/duties
Other
Total reserves

1As per the Credit Agreement

GoPro, Inc.
Borrowing Base - Reporting Requirements

The following information is to be submitted, pursuant to Sections 5.01(e) and 5.01(f) of the Credit Agreement as noted below.

	Monthly Reporting:	Weekly Reporting:
Borrowing Base Certificate in the form of Exhibit B	Required	Updated
Accounts Receivable Supporting Documents:
Accounts receivable detailed aging(s) in an electronic format suitable to the Administrative Agent	Required	Updated
Accounts receivable rollforward as follows: A/R Beginning of Month + Gross Billings + Other Debit Adjustments - Cash Receipts - Discounts - Credit Memos Issued - Write-offs - Returns - Other Credit Adjustments = A/R End of Month
	Required	Carryover from prior month-end
Reconciliation of A/R aging(s) report to general ledger and financial statements	Required	Carryover from prior month-end
Listings of the country where foreign customers are located	Required	Carryover from prior month-end
Supporting documentation (system generated extract report where applicable) for the A/R ineligibles and Reserves) reported on the Borrowing Base Certificate	Required	Carryover from prior month-end
Inventory Supporting Documents:
Inventory by category/location/country	Required	Carryover from prior month-end
Total page of inventory general ledger reports and supporting documentation for all inventory categories reported on the Borrowing Base Certificate	Required	Carryover from prior month-end
Reconciliation of perpetual inventory reports to general ledger and financial statements	Required	Carryover from prior month-end
Schedule of monthly rent and 3PL charges for all leased patent, warehousing and 3PL locations	Required	Carryover from prior month-end
Supporting documentation (system generated extract report where applicable) for the inventory ineligibles and Reserves reported on the Borrowing Base Certificate	Required	Carryover from prior month-end
Other Supporting Documents:
Summary of accounts payable aging(s) by vendor	Required	Carryover from prior month-end
Employee headcount for the UK & HK entities[2]; UK & HK entity-owned A/P and/or operational expenses	Required	Carryover from prior month-end
Reconciliation of A/P aging to general ledger and financial statements	Required	Carryover from prior month-end
From time to time, additional information per the request of the Administrative Agent, including but not limited to sales journals, cash receipt journals, debit/credit memo journals, etc.	Required[1]	Carryover from prior month-end

[1]Only required if requested by the Administrative Agent from time to time
[2]Only required with QE monthly borrowing base reporting